Condensed Financial Information of the Parent Company (Details) - Schedule of condensed parent company balance sheets - Parent Company [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
ASSETS
Investment in subsidiaries
Total assets
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deficit in investment in subsidiaries	5,284	21,436
Total liabilities	5,284	21,436
Shareholders’ deficit
Ordinary shares (par value of US0.00005 per share; 225,000,000 shares authorized as of December 31, 2021 and 2022; 225,000,000 shares issued and outstanding as of December 31, 2021 and 2022, respectively)	11	11
Convertible Preferred shares (par value US0.00005; 45,614,646 Series A preferred shares, 27,053,437 limited Series A preferred shares and 121,000,531 Series B preferred shares authorized, issued and outstanding as of December 31, 2021 and 2022, respectively)	10	10
Additional paid in capital	95,751	75,091
Accumulated deficit	(101,056)	(96,548)
Total shareholders’ deficit	(5,284)	(21,436)
TOTAL LIABILITIES AND DEFICIT